UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2022
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02     Results of Operations and Financial Condition

On February 8, 2022, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2021. A copy of the press release and a supplemental presentation that will be used in conjunction with its earnings call with investors on February 9, 2022 is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

The information in this item, including Exhibit 99.1 and Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement unless specifically identified therein as being incorporated by reference therein.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Short-Term Incentive Plan

On February 4, 2022, the Company’s Board of Directors (the “Board”) approved the 2022 Short-Term Incentive Plan (the “2022 STIP”) for participation by key employees, including our named executive officers. Under the 2022 STIP, participants will be eligible to earn a cash bonus in an amount based upon a targeted percentage of the participant’s base salary. A participant’s cash bonus will be earned based upon the achievement of either or both of two specified Company performance objectives: (i) 2022 risk adjusted revenue (50%) and (ii) 2022 adjusted pre-tax income (50%).

For the portion attributable to the risk adjusted revenue performance objective, a participant will be eligible to earn 50% of target bonus if the Company achieves 95% of the risk adjusted revenue objective and up to 150% of target bonus if the Company achieves 105% or more of the risk adjusted revenue objective. The amount of cash bonus earned based upon the Company achieving between 95% and 105% of the net revenue objective will be calculated on a pro-rata basis.

For the portion attributable to the adjusted pre-tax income objective, a participant will be eligible to earn 50% of target bonus if the Company achieves 90% of the adjusted pre-tax income objective and up to 150% of target bonus if the Company achieves 110% or more of the adjusted pre-tax income objective. The amount of cash bonus earned based upon the Company achieving between 90% and 110% of the adjusted pre-tax income objective will be calculated on a pro-rata basis.

A participant must be employed by the Company for the entire performance period and be an active employee at the time of payment to be eligible to receive a cash bonus under the 2022 STIP, except as otherwise (i) required by state law, (ii) provided in an employment agreement between the participant and the Company or (iii) determined by the Compensation Committee of the Board.

2022 Long-Term Incentive Program

On February 4, 2022, the Board also approved the 2022 Long-Term Incentive Program (the “2022 LTIP”) for participation by key employees of the Company, including our named executive officers. Under the 2022 LTIP, participants will be granted restricted stock units pursuant to the Company’s stockholder-approved 2017 Incentive Plan in an amount based upon a targeted percentage of the participant’s base salary.

For executive officers, including our named executive officers, one-half of the restricted stock units will be subject to time-based vesting in three equal annual installments and one-half of the restricted stock units will be subject to performance-based vesting, based on the Company’s relative total shareholder return which will vest, if at all, on the last day of the performance period. For all other participants, 100% of the restricted stock units will be subject to time-based vesting.

A form of notice and award agreement for the 2022 STIP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference. Forms of notice and award agreements for named executive officers under the 2022 LTIP are filed as Exhibit 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.

ITEM 8.01     Other Events

On February 4, 2022, the Board declared a quarterly cash dividend of $0.11 per share pursuant to its dividend program. The dividend is payable on March 1, 2022 to stockholders of record as of the close of business on February 18, 2022. The declaration and amounts of future dividends is within the discretion of the Board, taking into account such considerations as the Board may deem relevant at the time, including, without limitation, the Company’s financial condition, financial performance, available liquidity and applicable legal requirements.

On February 4, 2022, the Board authorized a new share repurchase program for up to $25.0 million of the Company's common stock. The repurchase will commence at the Company's discretion and continue until completed or terminated. We expect the purchases to be made from time-to-time in the open market and/or in privately-negotiated transactions at our discretion, subject to market conditions and other factors. Any repurchased shares will be available for use in connection with equity plans and for other corporate purposes.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1	2022 Short-Term Incentive Compensation Plan and Award Notice
10.2	Restricted Stock Unit Grant Notice (time and performance based vesting) (US)
10.3	Restricted Stock Unit Grant Notice (time and performance based vesting) (Canada)
99.1	Press Release, dated February 8, 2022
99.2	Supplemental Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of February, 2022.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer